Exhibit 10.5

Compensation of Jeremy B. Ford

Until March 28, 2020

Annual Base Salary:	$750,000

Annual Incentive Plan:	Mr. Jeremy Ford is entitled to participate in the Hilltop Holdings Inc. 2012 Annual Incentive Plan, as amended. His target is 100% of Annual Base Salary.

Long-Term Incentive Plan:	Mr. Ford is entitled to participate in the Hilltop Holdings Inc. 2012 Annual Incentive Plan.

After March 28, 2020

Annual Base Salary:	$775,000

Annual Incentive Plan:	Mr. Jeremy Ford is entitled to participate in the Hilltop Holdings Inc. 2012 Annual Incentive Plan, as amended. His target is 100% of Annual Base Salary.

Long-Term Incentive Plan:	Mr. Ford is entitled to participate in the Hilltop Holdings Inc. 2012 Annual Incentive Plan.